SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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The New Ireland Fund, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 30, 2013

Dear Stockholder,

Enclosed you will find a Notice and Proxy Statement for the Annual Meeting of Stockholders (the “Meeting”) of The New Ireland Fund, Inc. (the “Fund”) to be held on Tuesday, June 4, 2013 at 9:00 a.m. at the Harvard Club, 27 West 44th Street, New York, NY 10036. At the Meeting, stockholders will elect one Director and vote on such other matters as may properly come before the Meeting.

On behalf of the Board of Directors, I cordially invite all stockholders to attend the Meeting. Whether or not you plan to attend the Meeting in person, please take the time to vote by mailing in your proxy. As explained in the attached Proxy Statement, you may withdraw your proxy at any time before it is actually voted at the Meeting.

We look forward to your continued support.

Sincerely,

Chairman

THE NEW IRELAND FUND, INC.

c/o BNY Mellon Investment Servicing (US) Inc.

BNY Mellon Center

One Boston Place

201 Washington Street, 34th Floor

Boston, Massachusetts 02109

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

June 4, 2013

To the Stockholders of The New Ireland Fund, Inc.:

Notice is hereby given that the Annual Meeting of Stockholders (the “Meeting”) of The New Ireland Fund, Inc. (the “Fund”), a Maryland corporation, will be held on Tuesday, June 4, 2013 at 9:00 a.m., New York time, at the Harvard Club, 27 West 44th Street, New York, NY 10036, for the following purposes:

1.      To elect one (1) Director of the Fund (Proposal 1).

2.      To consider and act upon any other business as may properly come before the Meeting or any adjournment thereof.

These items are discussed in greater detail in the attached Proxy Statement.

Only stockholders of record at the close of business on Monday April 8, 2013 are entitled to notice of, and to vote at, this Meeting or at any adjournments thereof.

By order of the Board of Directors

Vincenzo A. Scarduzio, Esq.

Secretary

Dated: April 30, 2013

Important Notice Regarding the Availability of Proxy Materials for the Meeting. The attached Proxy Statement is posted on the Fund’s website at www.newirelandfund.com.

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, WE ASK THAT YOU PLEASE COMPLETE, SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED SELF-ADDRESSED ENVELOPE. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK FOR YOUR COOPERATION IN MAILING IN YOUR PROXY CARD PROMPTLY. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE NEXT PAGE.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

1.      Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2.      Joint Accounts: Joint owners should each sign, exactly as your names(s) are shown in the registration.

3.      All Other Accounts: The capacity of the individuals signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature

Corporate Accounts

(1) ABC Corp	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp.
c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts

(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee
u/t/d 12/28/78	Jane B. Doe

Custodian or Estate Accounts

(1) John B. Smith, Cust.
f/b/o John B. Smith, Jr. UGMA		John B. Smith
(2) Estate of John B. Smith	.	John B. Smith, Jr., Executor

THE NEW IRELAND FUND, INC.

c/o BNY Mellon Investment Servicing (US) Inc.

BNY Mellon Center

One Boston Place

201 Washington Street, 34th Floor

Boston, Massachusetts 02109

ANNUAL MEETING OF STOCKHOLDERS

June 4, 2013

PROXY STATEMENT

This Proxy Statement is furnished by the Board of Directors of The New Ireland Fund, Inc. (the “Fund”) in connection with its solicitation of proxies for use at the Annual Meeting of Stockholders (the “Meeting”) to be held on Tuesday, June 4, 2013 at 9:00 a.m. at the Harvard Club, 27 West 44th Street, New York, NY 10036 and at any adjournments thereof. The purpose of the Meeting and the matters to be acted upon are set forth in the accompanying Notice of Annual Meeting of Stockholders.

If the accompanying proxy is executed properly and returned by June 4, 2013 in time to be voted at the Meeting, shares represented by it will be voted at the Meeting in accordance with the instructions on the proxy. If, however, no instructions are specified, shares will be voted for the election of Directors. If your shares are held though a broker, your shares can be voted on the election of Directors in your broker’s discretion. For purposes of the election of Directors, abstentions and broker non-votes, if any, will not be counted as votes cast and will have no effect on the result of the vote. A proxy may be revoked at any time prior to the time it is voted, by written notice to the Secretary of the Fund or by attendance at the Meeting.

A quorum of the Fund’s shareholders is required to properly conduct the business of the Meeting. Under the By-Laws of the Fund, a quorum is constituted by the presence in person or by proxy of stockholders entitled to cast a majority of the votes entitled to be cast at the Meeting. In the event a quorum is not present at the Meeting, the Chairman of the Meeting will have the power to adjourn the Meeting, without notice other than an announcement at the Meeting, until the requisite amount of stock entitled to vote at such Meeting is present. The stockholders present, either in person or by proxy, at the Meeting may continue to transact business until adjournment, notwithstanding the withdrawal from the Meeting of enough stockholders to leave fewer than would be required to establish a quorum. In the event a quorum is present at the Meeting but sufficient votes to approve any of the proposed items are not received, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies. A stockholder vote may be taken on one or more of the proposals in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting in person or by proxy and the persons named as proxies will vote those proxies which they are entitled to vote FOR or AGAINST any such proposal in their discretion. Absent the establishment of a subsequent record date and the giving of notice to the holders of record thereon, the adjourned Meeting will take place not more than 120 days after the original record date. At such adjourned Meeting, any business may be transacted which might have been transacted at the original Meeting.

The close of business on April 8, 2013 has been fixed as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Meeting. As of the Record Date, the Fund had 5,034,322 shares of common stock outstanding and entitled to vote. At the Meeting, each share will be entitled to one vote, and fractional shares, if any, shall have proportionate voting rights. It is expected that the Notice of Annual Meeting, Proxy Statement, and form of proxy will be mailed to stockholders on or about May 1, 2013.

The Annual Report of the Fund, including audited financial statements for the fiscal year ended October 31, 2012, is available upon request, without charge, by writing to The New Ireland Fund, Inc., C/O BNY Mellon Investment Servicing (US) Inc., One Boston Place, 201 Washington Street, 34th Floor, Boston, Massachusetts 02109, by accessing the Fund’s website at www.newirelandfund.com, or by calling toll-free 1-800-468-6475.

The date of this Proxy Statement is April 30, 2013.

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ELECTION OF DIRECTORS

(Proposal No. 1)

At the Meeting, one Director will be elected. Pursuant to the Fund’s By-laws, the terms of office of the Directors are staggered. The Board of Directors is divided into three classes, designated: Class I, Class II, and Class III. Class I currently consists of Peter J. Hooper and George G. Moore, Class II currently consists of Denis P. Kelleher and David Dempsey, and Class III currently consists of Margaret Duffy and Sean Hawkshaw. One Director in Class II is being considered for election at this Meeting. If elected, Mr. Dempsey will hold office for a term of three years and until his successor is elected and qualified. It is the intention of the persons named in the accompanying proxy to vote, on behalf of the stockholders, for the election of David Dempsey.

The nominee has consented to being named in this Proxy Statement and to serve as Director if elected. The Board of Directors has no reason to believe that the nominee will become unavailable for election as a Director, but if that should occur before the Meeting, proxies will be voted for such other person as the Board of Directors may recommend.

The Directors and officers of the Fund are listed below, together with their respective positions, and a brief statement of their principal occupations during the past five years and, in the case of Directors, their positions with certain organizations and publicly-held companies. For the purposes of the table below and this Proxy Statement, except as otherwise defined, the term “Independent Director” means those Directors who are not “interested persons” (as defined in the Investment Company Act of 1940 (the “1940 Act”)), of the Fund, and the term “Interested Director” means those Directors who are “interested persons” of the Fund.

Name Address, and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served*	Principal Occupation(s) and Other Directorships During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director
INDEPENDENT directors:
Peter J. Hooper, 73 Westchester Financial Center, Suite 1000 50 Main Street White Plains, NY 10606	Director and Chairman of the Board	Since 1990	President, Hooper Associates-Consultants (1994 to present); Director, The Ireland United States Council for Commerce and Industry (1984 to present).	1

David Dempsey, 63 Bentley Associates L.P. 250 Park Avenue – Suite 1101 New York, NY 10177	Director	Since 2007	Managing Director, Bentley Associates L.P., (1992 to present).	1

Margaret Duffy, 69 164 East 72 Street, Suite 7B New York, NY 10021	Director	Since 2006	Retired Partner Arthur Andersen LLP and currently a Financial Consultant; Director, The Dyson-Kissner-Moran Corporation (2000 to 2010).	1

Denis P. Kelleher, 74 17 Battery Place New York, NY 10004	Director	Since 1991	Chairman and Chief Executive Officer, Wall Street Access-Financial Services (1981 to present).	1

George G. Moore, 61 9411 Cornwall Farm Great Falls, VA 22066	Director	Since 2004	Managing Partner, Ravensdale Capital (2011 to present); Advisor, Neustar Corporation (2011 to 2012); Chairman and CEO, Targus Information (1993 to 2012); Chairman, Erne Heritage Holdings (1990 to Present); Chairman, Virginia Distillery Company (2011 to present).	1

*    Each Director shall serve until the expiration of his or her current term and until his or her successor is elected and qualified. Mr. Kelleher shall serve as Director until June 4, 2013.

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Name Address, and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served*	Principal Occupation(s) and Other Directorships During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director
INTERESTED DIRECTOR:
Sean Hawkshaw, 48 Kleinwort Benson Investors International Ltd One Rockefeller Plaza, 32nd Floor New York, NY 10020	President and Director**	President Since 2011 Director from July 2011 to June 2012 and Since March 2013	Chief Executive Officer & Director, Kleinwort Benson Investors International Ltd (2002 to Present); Director, Kleinwort Benson Investors Dublin Limited (1994 to Present); Director, Kleinwort Benson Fund Managers Limited (2002 to Present); Director, Kleinwort Benson Investors Institutional Funds PLC (2004 to Present); Director, Batsford (2005 to Present); Director Kleinwort Benson Investors Qualifying Investor Public Limited Company (2006 to Present); Director, Irish Auditing and Accounting Supervisory Authority (2006 to Present); Director KBC Asset Management (U.K.) Ltd (2002 to 2010); Director KBC Life Fund Management Ireland Ltd (2003 to 2009); Director Fusion Alternative Investments PLC (2008 to 2012); Director, Irish Association of Investment Managers (2003 to Present).	1

OFFICERS***:
Sean Hawkshaw	President	Since 2011	See description above

Lelia Long, 50 BNY Mellon Center One Boston Place 201 Washington Street, 34th Floor Boston, Massachusetts 02109	Treasurer	Since 2002	Investment Management Consultant (2009 to present); Compliance Director, Vigilant Compliance Services, (2009 to present).

Salvatore Faia, 50 BNY Mellon Center One Boston Place 201 Washington Street, 34th Floor Boston, Massachusetts 02109	Chief Compliance Officer	Since 2005	President, Vigilant Compliance Services, (2004 to present); Director, EIP Growth and Income Fund (2005 to present).

Colleen Cummings, 42 BNY Mellon Investment Servicing (US) Inc. 4400 Computer Drive Westborough, MA 01580	Assistant Treasurer	Since 2006	Vice President and Director, BNY Mellon Investment Servicing (US) Inc. (2004 to present).

Vincenzo A. Scarduzio, 41 BNY Mellon Investment Servicing (US) Inc. 301 Bellevue Parkway, 2nd Floor Wilmington, DE 19809	Secretary	Since 2005	Vice President and Counsel, BNY Mellon Investment Servicing (US) Inc. (2013 to present); Vice President and Assistant Counsel, BNY Mellon Investment Servicing (US) Inc. (2010 to 2012); Assistant Vice President, BNY Mellon Investment Servicing (US) Inc. (2006 to 2010).

*    Each Director shall serve until the expiration of his or her current term and until his or her successor is elected and qualified. Mr. Kelleher shall serve as Director until June 4, 2013.

**  Mr. Hawkshaw is deemed to be an “interested” director because of his affiliation with Kleinwort Benson Investors International Ltd, the investment adviser to the Fund.

***  Each officer of the Fund will hold office until a successor has been elected by the Board of Directors.

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Equity Securities Beneficially Owned by the Directors

Name of Director	Dollar Range of Equity Securities Held in the Fund*	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies**
Independent Directors
David Dempsey	B	B
Margaret Duffy	D	D
Peter J. Hooper	D	D
Denis P. Kelleher	E	E
George G. Moore	D	D

Interested Directors
Sean Hawkshaw	A	A

* Key to Dollar Ranges
A.	None
B.	$1-$10,000
C.	$10,001-$50,000
D.	$50,001-$100,000
E.	Over $100,000

** As of April 8, 2013, the Family of Investment Companies consisted of only the Fund.

As of April 8, 2013, none of the Independent Directors, nor any of his or her immediate family members owned beneficially or of record securities in the Fund’s investment adviser, Kleinwort Benson Investors International Ltd (“KBI” or the “Investment Adviser”), or any person directly or indirectly controlling, controlled by, or under common control with the Investment Adviser.

Compensation

The following table sets forth certain information regarding the compensation of the Fund’s Directors and officers. The Fund currently pays each of its Directors who is not a managing director, officer, or employee of the Investment Adviser or any affiliate thereof an annual fee of $18,150 plus $2,000 for each meeting of the Board of Directors and any Committee of the Board of Directors attended in person and any stockholder meeting attended in person not held on the same day as a meeting of the Board. Directors are paid $1,000 for each meeting of the Board of Directors and any Committee of the Board of Directors attended via telephone. In addition, each Independent Director may be compensated for incremental work, over and above attending a meeting, as a member of an ad hoc committee. The Fund pays the Chairman of the Board of Directors an additional retainer of $39,600 annually and pays the Chairman of the Audit Committee an additional retainer of $9,300 annually. In addition, each Director is reimbursed for travel and certain out-of-pocket expenses. Officers of the Fund who are employed by BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), the Fund’s administrator, receive reimbursement from the Fund for travel to and from Board meetings. No Director received compensation from the Fund in excess of $120,000 for the fiscal year ended October 31, 2012.

Compensation Schedule for the

Fiscal Year Ended October 31, 2012

Name of Person and Position	Aggregate Compensation From the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits upon Retirement	Total Compensation From the Fund Paid to Directors

Peter J. Hooper Chairman of the Board	$89,582.74	0	N/A	$89,582.74

David Dempsey Director	$39,095.24	0	N/A	$39,095.24
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Name of Person and Position	Aggregate Compensation From the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits upon Retirement	Total Compensation From the Fund Paid to Directors

Margaret Duffy Director	$56,369.97	0	N/A	$56,369.97

Denis P. Kelleher Director	$38,095.24	0	N/A	$38,095.24

George G. Moore Director	$37,095.24	0	N/A	$37,095.24

Sean Hawkshaw Director and President	$0	$0	$0	$0

There were four regular meetings and five special meetings of the Board of Directors held during the fiscal year ended October 31, 2012. Each Director attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings held by all committees of the Board on which the Director served. Aggregate fees paid to the Board of Directors for the fiscal year ended October 31, 2012 were $260,238.43.

Additional Information about the Fund’s Board of Directors

Board Responsibilities

The Board has the overall responsibility for monitoring the operations of the Fund. The Board has approved contracts under which certain companies provide essential management services to the Fund. The Board is responsible for supervising the services provided by those companies.

Like most registered investment companies, the day-to-day business of the Fund, including the management of risk, is performed by third party service providers, such as the Investment Adviser, BNY Mellon and the Fund’s transfer agent. The Directors are responsible for overseeing the Fund’s service providers and, thus, have oversight responsibility with respect to risk management performed by those service providers. Risk management seeks to identify and address risks – that is, events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Fund. The Fund and its service providers employ a variety of processes, procedures and controls to identify those possible events or circumstances, to lessen the probability of their occurrence, and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Fund’s business, and, consequently, for managing the risks associated with that business. The Board has emphasized to the Fund’s service providers the importance of maintaining vigorous risk management.

As part of its oversight, the Board, acting at its scheduled meetings, or the Chairman, acting between Board meetings, regularly interacts with and receives reports from senior personnel of service providers. Additionally, the Investment Adviser provides the Board with an overview of, among other things, its investment philosophy, brokerage practices and compliance infrastructure. The Board continues its oversight function as various personnel, including the Fund’s Chief Compliance Officer and personnel of other service providers, such as the Fund’s independent registered public accounting firm, make periodic reports to the Audit Committee of the Board (the “Audit Committee”) or to the entire Board with respect to various aspects of risk management. The Board and the Audit Committee oversee efforts by management and service providers to manage risks to which the Fund may be exposed.

The Fund’s Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues. At least annually, the Fund’s Chief Compliance Officer provides the Board with a written report reviewing the adequacy and effectiveness of the Fund’s policies and procedures and those of its service providers. The report addresses the operation of the policies and procedures of the Fund and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board receives reports from the Fund’s service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. The Investment Adviser’s Securities Pricing Committee reports to the Board concerning any investments for which market quotations are not readily available. Annually, the independent registered public accounting firm reviews with the Audit Committee its audit of the Fund’s financial statements, focusing on major areas of risk encountered by the

5

Fund and noting any significant deficiencies or material weaknesses in the Fund’s internal controls. Additionally, in connection with its oversight function, the Board oversees Fund management’s implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Fund in its periodic reports with the Securities and Exchange Commission (“SEC”) are recorded, processed, summarized, and reported within the required time periods. The Board also oversees the Fund’s internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Fund’s financial reporting and the preparation of the Fund’s financial statements.

From their review of these reports and their discussions with each service provider, the Chief Compliance Officer and the independent registered public accounting firm, the Board and the Audit Committee learn about the material risks of the Fund, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

The Board recognizes that not all risks that may affect the Fund can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Directors as to risk management matters are typically summaries of the relevant information. Most of the Fund’s investment management and business affairs are carried out by or through the Investment Adviser and other service providers each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Fund’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s ability to monitor and manage risk, as a practical matter, is subject to limitations.

Members and Structure of the Board

There are currently six members of the Board of Directors, five of whom are Independent Directors. Peter J. Hooper serves as Chairman of the Board. The Fund has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Fund. The Fund made this determination in consideration of, among other things, the fact that the Board including the Chairman, consists of six members, five of which are Independent Directors, the fact that the chairperson of the Audit Committee is an Independent Director and the amount of assets under management in the Fund. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Directors from Fund management.

Individual Director Qualifications

The Fund has concluded that, at the time of their nomination, the Directors of the Fund should serve on the Board because of their ability to review and understand information about the Fund provided to them by management, identify and request other information they may deem relevant to the performance of their duties, question management and other service providers regarding material factors bearing on the management and administration of the Fund, and exercise their business judgment in a manner that serves the best interests of the Fund’s shareholders. In addition, the Fund has concluded that each of the Directors should serve as a Director based on his or her own experience, qualifications, attributes and skills as described below.

The Fund has concluded that Mr. Hooper should serve as a Director because of the business and management experience he has gained as President of the consulting firm he founded in 1994, his knowledge of and experience in the financial services industry, and his experience serving as a Director of the Fund since 1990.

The Fund has concluded that Ms. Duffy should serve as a Director because of her experience in financial consulting, her experience and background in the public accounting profession, including serving as an audit partner on multinational companies for an international accounting firm and her experience serving as a director of other companies, and as a Director of the Fund since 2006.

The Fund has concluded that Mr. Dempsey should serve as a Director because of the financial and management experience he gained serving as a managing director of an international investment banking firm since 1991, his knowledge of the financial services and banking industries, and his experience serving as a Director of the Fund since 2007.

The Fund has concluded that Mr. Kelleher should serve as a Director because of the business and management experience he has gained serving as Chief Executive Officer of a financial services firm since 1981, and his experience serving as a director of public companies, and as a Director of the Fund since 1991.

The Fund has concluded that Mr. Moore should serve as a Director because of the experience he has gained serving as Chairman and Chief Executive Officer of an information services company since 1993, and his experience serving as a Director of the Fund since 2004.

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The Fund concluded that Mr. Hawkshaw should serve as a Director because of his experience as Chief Executive Officer of KBI and his many years of experience in the asset management business. He has served as a Director of the Fund since March 5, 2013. Prior thereto, Mr. Hawkshaw served as a Director of the Fund from July 21, 2011 to June 5, 2012.

In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Directors primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the operation of the Fund. Moreover, references to the qualifications, attributes and skills of individual Directors are pursuant to requirements of the SEC, do not constitute that the Board, or any Director, possesses any special expertise or experience, and shall not be deemed to impose any greater responsibility, or liability, on any such person or on the Board by reason thereof.

Committees of the Board of Directors

Audit Committee/Audit Committee Report

The role of the Audit Committee is to assist the Board of Directors in its oversight of the Fund’s financial reporting process. The Audit Committee operates pursuant to a Charter that was most recently approved by the Board on December 4, 2012. As set forth in the Charter, management of the Fund is responsible for the preparation, presentation and integrity of the Fund’s financial statements, and for the procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent registered public accounting firm for the Fund is responsible for auditing the Fund’s financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States of America.

The Audit Committee consists of Ms. Duffy and Messrs. Dempsey, Hooper, and Moore, all of whom are “independent” Directors of the Fund, as defined in the listing standards of the New York Stock Exchange. The Board of Directors has determined that Ms. Duffy is qualified to serve as the Fund’s Audit Committee financial expert. The Audit Committee is responsible for the engagement of the independent registered public accounting firm and reviewing with the independent registered public accounting firm the plan and results of the audit engagement and matters having a material effect on the Fund’s financial operations. The Audit Committee met two times during the fiscal year ended October 31, 2012.

In performing its oversight function, the Audit Committee has reviewed and discussed the audited financial statements with management and the independent registered public accounting firm. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 114, The Auditor’s Communication with Those Charged with Governance, AU Section 380, as modified or supplemented. The Audit Committee has also received the written disclosures from the independent registered public accounting firm required by Public Company Accounting Oversight Board (“PCAOB”) Ethics and Independence Rule 3526, Communications with Audit Committees Concerning Independence, as may be modified or supplemented, and has discussed with the independent registered public accounting firm its independence.

The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing, including in respect of auditor independence. Members of the Audit Committee rely without independent verification on the information provided to them and on the representations made by management and the independent registered public accounting firm. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not assure that the audit of the Fund’s financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with accounting principles generally accepted in the United States of America or that the Fund’s auditors are in fact “independent”.

Based upon the reports and discussion described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the Charter, the Audit Committee recommended to the Board that the audited financial statements be included in the Fund’s Annual Report for the year ended October 31, 2012.

Submitted by the Audit Committee of the Fund’s Board of Directors

Margaret Duffy

David Dempsey

Peter J. Hooper

George G. Moore

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Governance and Nominating Committee

The Fund’s Governance and Nominating Committee is currently composed of Ms. Duffy and Messrs. Hooper, Dempsey, Kelleher, and Moore. All of the members of the Governance and Nominating Committee are independent, as independence is defined in the listing standards of the New York Stock Exchange applicable to closed-end funds. The primary purposes and responsibilities of the Governance and Nominating Committee are (i) reviewing governance standards of the Board in light of best practices (with the understanding that the Board will seek to conform its practices to what it perceives to be best practices); (ii) screening and nominating candidates for election to the Board of Directors in the event that a position is vacated or created; (iii) setting any necessary standards or qualifications for service on the Board; (iv) reviewing any policy matters affecting the operation of the Board or Board committees and making recommendations to the Board as deemed appropriate by the Governance and Nominating Committee; and (v) establishing and reviewing Director compensation.

The Governance and Nominating Committee met once during the Fund’s fiscal year ended October 31, 2012 and twice since then, including a meeting held on March 5, 2013, to consider Director nominations.

If a vacancy on the Board were to exist, the Governance and Nominating Committee would consider recommendations for Independent Director candidates properly submitted by Fund shareholders. Shareholders should submit such recommendations for nomination in a signed writing addressed to the Secretary of the Fund. Any shareholder seeking to nominate a Director candidate (a “Proposed Nominee”) must provide timely notice of the nomination and include in the notice certain information regarding the Proposed Nominee, including, among other things: (i) information relating to the Proposed Nominee that would be required to be disclosed in connection with the solicitation of proxies for the election of the Proposed Nominee as a director in an election contest (even if an election contest is not involved), and (ii) whether the shareholder believes that the Proposed Nominee is, or is not, an “interested person” of the Fund, as defined in the 1940 Act.

The Board has adopted a written charter for the Governance and Nominating Committee which was approved on April 23, 2012, and is available at the Fund’s website, www.newirelandfund.com. The Governance and Nominating Committee Charter describes the factors considered by the Governance and Nominating Committee in selecting nominees. These factors may include judgment, skill, diversity, experience with investment companies and other organizations of comparable purpose, complexity, size and subject to similar legal restrictions and oversight, the interplay of the candidate’s experience with the experience of other Board members, and the extent to which the candidate would be a desirable addition to the Board and any committees thereof. The Governance and Nominating Committee will treat all equally qualified candidates in the same manner. The Governance and Nominating Committee may modify its policies and procedures for director nominees and recommendations in response to changes in the Fund’s circumstances, and as applicable legal or listing standards change.

Other Committees

The Board of Directors has a Valuation Committee, currently consisting of Messrs. Moore, Hooper, Kelleher and Mr. Hawkshaw, which is responsible for monitoring the Investment Adviser’s valuation of securities for which market quotations are not readily available and for making such determination as necessary should changes in an approved valuation be recommended during the period between Board meetings. The Valuation Committee of the Fund was not required to meet during the Fund’s fiscal year ended October 31, 2012 because market quotations were readily available for the securities maintained in the Fund’s portfolio.

Stockholder Communications

Shareholders who wish to send communications to the Board should address them to the Board of Directors of the Fund, BNY Mellon Investment Servicing (US) Inc., One Boston Place, 201 Washington Street, 34th Floor, Boston, MA 02108. All such communications will be directed to the Board’s attention.

The Fund does not have a formal policy regarding attendance of Directors at the Annual Meeting of Stockholders; however, all of the Directors of the Fund attended the June 5, 2012 Annual Meeting of Stockholders.

Required Vote

In the election of a Director of the Fund, a plurality of the votes cast by the Fund shareholders represented at a Meeting at which a quorum is present is required to elect a Director candidate. For this purpose, votes that are withheld will have no effect on the outcome of the election.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE
“FOR” PROPOSAL NO. 1.

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ADDITIONAL INFORMATION

Investment Adviser

Kleinwort Benson Investors International Ltd, One Rockefeller Plaza, 33rd Floor, New York, NY 10020, and headquartered at Joshua Dawson House, Dawson Street, Dublin 2, Ireland currently serves as the Fund’s investment adviser.

Administrator

BNY Mellon Investment Servicing (US) Inc. acts as the Fund’s administrator pursuant to an Administration Agreement between the Administrator and the Fund. The principal business address of BNY Mellon is One Boston Place, 201 Washington Street, 34th Floor, Boston, Massachusetts 02109.

Independent Registered Public Accounting Firm

At a meeting held on December 4, 2012, the Audit Committee, which consists entirely of Independent Directors selected Tait, Weller & Baker LLP (“Tait Weller”), 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania to serve as the independent registered public accounting firm for the Fund for the fiscal year ending October 31, 2013. The selection of Tait Weller was subsequently ratified and approved by the entire Board. Tait Weller was also the independent registered public accounting firm for the Fund for the fiscal year ended October 31, 2012. Tait Weller has advised the Fund that, to the best of its knowledge and belief, as of the Record Date, no Tait Weller professional had any direct or material indirect ownership interest in the Fund inconsistent with independent professional standards pertaining to accountants. It is expected that representatives of Tait Weller will not be present at the Meeting, but will be available by telephone to answer any questions that may arise. In reliance on Rule 32a-4 under the 1940 Act, the Fund is not seeking shareholder ratification of the selection of Tait Weller as independent registered public accounting firm.

Set forth in the table below are fees billed to the Fund by Tait Weller for professional services rendered to the Fund for the fiscal years ended October 31, 2011 and October 31, 2012. There were no other fees billed to the Fund.

Fiscal Year Ended	Audit Fees	Audit-Related Fees	Tax Fees*	All Other Fees

10/31/11	$36,500	-	$3,800	-

10/31/12	$37,000	-	$4,000	-

* Fees billed to the Fund in connection with tax consulting services, including the review of the Fund’s income tax returns.

The Fund’s Audit Committee Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided to the Fund by the Fund’s independent registered public accounting firm. All of the audit and tax services described above for which Tait Weller billed the Fund fees for the fiscal years ended October 31, 2011 and October 31, 2012 were pre-approved by the Audit Committee.

Tait Weller did not bill any non-audit fees for services rendered to the Investment Adviser, or any entity controlling, controlled by, or under the common control with the Investment Adviser that provides ongoing services to the Fund, for the fiscal years ended October 31, 2011 and October 31, 2012.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL/RECORD OWNERS

To the knowledge of the Fund, as of the Record Date, (i) the Directors and officers of the Fund as a “group” (as defined in Section 13(d) of the Securities Exchange Act of 1934, as amended (the “1934 Act”)) owned less than 1% of the outstanding securities of the Fund, and (ii) no person owned of record or owned beneficially more than 5% of the Fund’s outstanding shares.

Shareholder Name and Address	Amount and Nature of Ownership	Percent of Shares

Cede & Co. (1) 55 Water Street, 25th Floor New York, NY 10041	4,871,024 (record)	96.76%

(1) A nominee partnership of The Depository Trust Company.

Section 16(a) Beneficial Ownership Reporting Compliance

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Section 16(a) of the 1934 Act, and Section 30(h) of the 1940 Act, and the rules thereunder, require that the Fund’s Directors and officers, certain persons affiliated with the Investment Adviser, and persons who own more than 10% of a registered class of the Fund’s securities, file reports of ownership and changes of ownership with the SEC and, in some cases, the New York Stock Exchange. Directors, officers, and greater than 10% shareholders are required by SEC regulations to furnish the Fund with copies of all Section 16(a) forms they file.

Based solely upon the Fund’s review of the copies of such forms it received and written representations from certain of such persons, the Fund believes that during the Fund’s fiscal year ended October 31, 2012 these persons complied with all such applicable filing requirements.

Broker Non-votes and Abstentions

A proxy on shares held by brokers or nominees which (a) is properly executed and returned accompanied by instructions to withhold authority to vote, or (b) as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter, represents a broker “non-vote”. Proxies that reflect abstentions or broker non-votes (collectively, “abstentions”) will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Under Maryland law, abstentions do not constitute a vote “for” or “against” a matter and will be disregarded in determining the “votes cast” on a proposal.

The election of Directors (Proposal 1) requires that each successful candidate receives a plurality of the votes cast at the Meeting; therefore, abstentions will be disregarded.

Stockholders of the Fund will be informed of the voting results of the Meeting in the Fund’s Annual Report for the year ending October 31, 2013.

OTHER MATTERS

No business other than as set forth herein is expected to come before the Meeting, but should any other matter requiring a vote of stockholders arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed proxy will vote thereon according to their best judgment in the interests of the Fund.

STOCKHOLDER PROPOSALS

A stockholder’s proposal intended to be presented at the Fund’s Annual Meeting of Stockholders to be held in 2014 must be received by the Fund within the period beginning December 2, 2013 and ending January 1, 2014 in order to be included in the Fund’s proxy statement and proxy relating to that meeting and must satisfy the requirements of federal securities laws. In addition, stockholders seeking to nominate an individual for election to the Board of Directors, or seeking to propose other business (that is a proper matter for action by the stockholders) to be considered by the stockholders at an annual meeting of stockholders, must provide timely notice of the proposal in a signed writing addressed to the Secretary of the Fund.

Vincenzo A. Scarduzio, Esq.
Secretary

Dated: April 30, 2013

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. STOCKHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED SELF-ADDRESSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES

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EXHIBIT A

THE NEW IRELAND FUND, INC

AUDIT COMMITTEE CHARTER

Amended and Restated as of April 2007

I. COMPOSITION OF THE AUDIT COMMITTEE

The Audit Committee shall be composed of at least three Directors:

(a)	Each of whom shall not be an “interested person” of the Fund, as defined in the Investment Company Act of 1940, as amended, (the “Investment Company Act”) or an “affiliated person” of the Fund, as described in the Securities Exchange Act of 1934, as amended (the “1934 Act”).

(b)	Each of whom shall not accept any consulting, advisory, or other compensatory fee from the Fund (other than fees for serving on the Board of Directors or any committee thereof) or have any other relationship to the Fund that may interfere with the exercise of such person’s independence from the Fund and Fund management.

(c)	Each of whom shall otherwise satisfy the applicable independence requirements for any stock exchange or market quotation system on which Fund shares are listed or quoted.

(d)	Each of whom shall be financially literate, as such qualification is interpreted by the Board of Directors in its business judgment, or shall become financially literate within a reasonable period of time after his or her appointment to the Audit Committee.

(e)	At least one of whom shall have accounting or related financial management expertise as the Board of Directors interprets such qualification in its business judgment.

The Audit Committee shall determine whether at least one member of the Committee is an “audit committee financial expert” as defined in Item 407 of Securities and Exchange Commission (“SEC”) Regulation S-K, and shall consider whether any member thereon serves on the audit committee of any other public companies.

No Director may serve as a member of the Audit Committee if such Director serves on the Audit Committee of more than two other public companies unless the Board of Directors determines such simultaneous service would not impair the ability of such director to effectively serve on the Audit Committee and, if required by law, discloses this determination in the Fund’s annual proxy statement. Members shall be appointed by the Board, and shall serve at the pleasure of the Board and for such term or terms as the Board may determine. The Board shall designate one member of the Committee as its Chairperson. In the event of a tie vote on any issue, the Chairperson’s vote shall decide the issue.

II. PURPOSES OF THE AUDIT COMMITTEE

The purposes of the Audit Committee are:

(a)	to oversee the accounting and financial reporting processes of the Fund and its internal control over financial reporting and, as the Audit Committee deems appropriate, to inquire into the internal control over financial reporting of certain third-party service providers;

(b)	to oversee, or, as appropriate, assist Board oversight of the quality and integrity of the Fund’s financial statements and the independent audit thereof;

(c)	to oversee, or, as appropriate, assist Board oversight of the Fund’s compliance with legal and regulatory requirements that relate to the Fund’s accounting and financial reporting, internal control over financial reporting and independent audits;

(d)	to approve prior to appointment the engagement of the Fund’s independent accountants and, in connection therewith, to review and evaluate their qualifications, independence and performance;

(e)	to act as a liaison between the Fund’s independent accountants and the Board;

(f)	to prepare an Audit Committee report to be included in proxy statements relating to the election of directors; and
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(g)	to assist Board oversight of the Fund’s compliance function as it relates to financial statements.

III. MEETINGS OF THE AUDIT COMMITTEE

The Audit Committee shall meet with the Fund’s independent auditors (outside the presence of the Fund’s management) at least twice a year and at such other times as the circumstances dictate, (including telephonic meetings). Special meetings may be called by the Chair or a majority of the members of the Audit Committee upon reasonable notice to the other members of the Audit Committee. The Audit Committee shall meet at least once annually with the Administrator and the Chief Compliance Officer of the Fund.

Although the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits nor to determine that the Fund’s financial statements are complete or accurate or have been prepared in accordance with generally accepted accounting principles. That is the responsibility of management and the independent auditors. It is also not the duty of the Audit Committee to assure compliance with laws, regulations or any Code of Ethics approved or adopted by the Board of Directors.

Nothing in this Charter shall be construed to reduce the responsibilities or liabilities of the Fund’s service providers, including the independent auditors.

IV. RESPONSIBILITIES AND DUTIES OF THE AUDIT COMMITTEE

To fulfill its responsibilities and duties, the Audit Committee shall:

A. Charter. Review this Charter annually and recommend any proposed changes to the Board.

B. Independent Auditors.

1.	Selection and Oversight. Be directly responsible for the appointment, compensation, retention and oversight of the work of the independent auditors (including resolution of disagreements between management and the independent auditors regarding financial reporting) in relation to the preparation or issuance of an audit report or performing other audit, review or attest services for the Fund. Any such engagement shall be pursuant to a written engagement letter approved by the Audit Committee. Annually evaluate the lead partner of the independent auditor. Discuss process and timing for rotation of lead partner, concurring partner and any other partners assigned. The independent auditors shall report directly to the Audit Committee.

2.	Quality Controls. On an annual basis, obtain and review a report by the independent auditors describing the independent auditors’ internal quality-control procedures and any material issues raised by the independent auditors’ most recent internal quality-control review, peer review, or any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the Firm and the Firm’s response thereto. Obtain and review the most recent written findings of the PCAOB in connection with its inspection of the Fund’s independent auditors and their response thereto.

3.	Pre-approval of audit and non-audit services to the Fund. Pre-approve or adopt appropriate procedures to pre-approve all audit and permissible non-audit services fees to be provided by the independent auditors to the Fund.

4.	Pre-approval of non- audit Services to the Adviser and its Affiliates. Pre-approve or adopt appropriate procedures to pre-approve non-audit services and fees related directly to the operations and financial reporting of the Fund, to be provided by the Fund’s independent auditors to the Adviser and its Affiliates.

5.	Auditor Independence. On an annual basis, request, receive in writing and consider specific representations from the Fund’s independent auditors with respect to the independence of such auditors, audit partner rotation, and conflicts of interest described in Section 10A(l) of the 1934 Act, and to consider whether the provision of any non-audit services to the Fund and or its Adviser and its Affiliates by the Fund’s independent accountants, which were not pre-approved by the Audit Committee, is compatible with maintaining the independence of those accountants.
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6.	Audit Scope. Meet with the independent auditors and management to review the arrangements for and scope of the proposed audit for the current year:

·	Discuss with auditors their planned audit procedures in response to their risk assessment and understanding of financial and accounting controls of the Fund.

·	Discuss and consider their required communication with audit committees in accordance with professional auditing standards and SEC rules and regulations.

·	Approve the auditors’ engagement letter.

·	Approve the auditors’ estimated audit and non-audit fees.

7.	Audit Results. At the conclusion of an audit, and before the filing of the annual audited financial statements with the SEC, meet with the independent auditors and management to:

·	Discuss and consider written reports from the Fund’s independent auditors regarding (1) all critical accounting policies and practices to be used; (2) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with Fund management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors; and (3) other material written communications between the independent auditors and Fund management, such as any management letter or schedule of unadjusted differences and all other matters the independent auditors believe are required to be communicated to audit committees under professional auditing standards.

·	Discuss and consider any comments or recommendations of the independent auditors or management regarding their assessment of significant risks or exposures and the steps taken by management to minimize such risks to the Fund.

·	Discuss and consider any deviations from the proposed scope of the audit previously presented to the Audit Committee.

·	Discuss with legal counsel, management and the Fund’s CCO any legal or compliance issues.

·	Discuss with management and the independent auditors their respective procedures used to assess the appropriateness of securities prices provided by external pricing services.

·	Discuss the form of opinion the independent auditors propose to render to the Board of Directors and shareholders.

·	Discuss with management and the independent auditors the Fund’s compliance with Subchapter M of the Internal Revenue Code of 1986, as amended.

·	Approve all final audit and non-audit fees to the Fund.

·	Review a schedule of any non-audit services and fees to the Adviser and its Affiliates which were not pre-approved in accordance with this Charter and consider the impact of any such services and fees on the independence of the auditors.

8.	Management Letter. Review any management letter issued by the independent auditors and management’s response to any such letter.

C. Risk Assessment and Internal Controls

1.	Review annually with management and the independent auditors their separate risk assessments and evaluations of the adequacy and effectiveness of the Fund’s system of internal controls over the processing of financial transactions and the preparation of the financial statements.
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2.	Review with management and the independent auditors:

a. any significant audit findings related to the Fund’s systems for accounting, reporting and internal controls; and

b. any recommendations for the improvement of internal control procedures or particular areas where new or more detailed controls or procedures are desirable.

3.	Review with the Fund’s principal executive officer and chief financial officer , in connection with the required certifications on Form N-CSR , any material weaknesses or significant deficiencies in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Fund’s ability to process, summarize and report financial information and as to the existence of any fraud, whether or not material, that involves management or other employees or service providers who have a significant role in the Fund’s internal control over financial reporting.

D. Financial Reporting

1.	Financial Statements. Review with management and the independent auditors the Fund’s audited annual financial statements and semi-annual unaudited financial statements, including any discussion or analysis of the Fund’s financial condition and results of operations and recommend to the Board, if appropriate, that the annual audited financial statements be included in the Fund’s annual report to shareholders required by the Investment Company Act.

2.	Press Releases. Discuss press releases issued by the Fund to the extent they are related to financial information of the Fund.

3.	Audit Committee Report. Prepare an audit committee report as required to be included in the annual proxy statement.

E. Other Responsibilities.

1.	Report to the Board. Report regularly its significant activities to the Board and make such recommendations with respect to any matters herein as the Audit Committee may deem necessary or appropriate.

2.	Whistleblower Procedures. Establish procedures for the receipt, retention and treatment of complaints received by the Fund or the Adviser regarding accounting, internal accounting controls or audit matters, and for the confidential, anonymous submission by any employee of the Fund, the Adviser or its affiliates of concerns regarding questionable accounting or auditing matters.

3.	Pre-approval of services and fees of independent auditors. Establish written policy with respect to this matter. Update policy annually.

4.	Hiring Policies. If the Fund proposes to employ any current or former employee of the independent auditors, set clear policies for hiring any such person.

5.	Selection of principal accounting officer and administrative service provider. Provide advice to the Board on selecting the principal accounting officer and administrative service provider.

6.	Performance Evaluation. The Audit Committee shall prepare and review with the Board an annual performance evaluation of the Audit Committee, which evaluation shall compare the performance of the Audit Committee with the requirements of this Charter. The performance evaluation by the Audit Committee shall be conducted in such manner as the Audit Committee deems appropriate. The report to the Board may take the form of an oral report by the Chairperson of the Audit Committee or any other member of the Audit Committee designated by the Audit Committee to make the report.

V. AUTHORITY.

A.	Information. Have direct access to management and personnel responsible for the Fund’s accounting and financial reporting and for the Fund’s internal controls, as well as to the independent auditors and the Fund’s other service providers.
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B.	Investigation. Have the authority to investigate any matter brought to its attention within the scope of its duties and, in its discretion, to engage independent legal counsel and other advisers, as it determines necessary to carry out its duties. The Audit Committee may request any officer or employee of the Adviser, the Administrator, the Fund’s independent auditors, or outside counsel to attend any meeting of the Audit Committee or to meet with any member of, or consultants to, the Audit Committee.

C.	Funding. Be provided with appropriate funding by the Fund, as determined by the Audit Committee, for the payment of (a) compensation to any independent auditors engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Fund, (b) compensation to any counsel or advisers employed by the Audit Committee, and (c) ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

D.	Code of Ethics. Have the authority to review any violations under the Fund’s Code of Ethics and the Principal Officers Code of Ethics brought to its attention by the Chief Legal Counsel, Chief Compliance Officer or Designated Supervisory Person and review any waivers sought by a covered officer under either code.

E.	Delegation. The Audit Committee may, in its discretion, delegate all or a portion of its duties and responsibilities to a subcommittee of the Audit Committee. The Audit Committee may, in its discretion, delegate to one or more of its members the authority to pre-approve any audit or non-audit services to be performed by the independent auditors, provided that any such approvals are presented to the Audit Committee at its next scheduled meeting.

Adopted: April 24, 2007

Approved: March 4, 2008

Approved: March 3, 2009

Approved: June 8, 2010

Approved: June 7, 2011

Approved: December 4, 2012

ANNUAL MEETING OF STOCKHOLDERS OF

THE NEW IRELAND FUND, INC.

June 4, 2013

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The Notice of Meeting, proxy statement and proxy card

are available at www.newirelandfund.com

Please sign, date and mail

your proxy card in the

envelope provided as soon

as possible.

”  Please detach along perforated line and mail in the envelope provided.  ”

10000000000000000000	9	060413

THE BOARD RECOMMENDS A VOTE “FOR” PROPOSAL 1.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

(1) Election of Director:

(2) To vote and otherwise represent the undersigned on any other matter that may properly come before the meeting or any adjournment or postponement thereof in the discretion of the Proxy holder.

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the election of the nominees. Please refer to the proxy statement for a discussion of all the proposals.

PLEASE SIGN AND DATE BELOW AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

NOMINEE:
☐	FOR THE NOMINEE	O David Dempsey (Class II Director)

☐	WITHHOLD AUTHORITY FOR THE NOMINEE

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.			☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

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THE NEW IRELAND FUND, INC.

PROXY SOLICITED BY THE BOARD OF DIRECTORS

Annual Meeting of Stockholders ---- June 4, 2013

The undersigned hereby appoints Peter J. Hooper, Lelia Long and Vincenzo Scarduzio, and each of them, attorneys in fact and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned as designated on the reverse side of this proxy card, all stock of The New Ireland Fund, Inc. held of record by the undersigned on April 8, 2013 at the Annual Meeting of Stockholders (the “Meeting”) to be held on June 4, 2013, and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

(Continued on the reverse side)

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